UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: November 12, 2013

AMR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

American Airlines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-2691	13-1502798
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

(817) 963-1234

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

As previously disclosed, on November 12, 2013, US Airways Group, Inc. (“US Airways”) and AMR Corporation (“AMR”) announced that US Airways and AMR had settled the litigation brought by the U.S. Department of Justice (the “DOJ”) and the States of Arizona, Florida, Michigan and Tennessee, the Commonwealths of Pennsylvania and Virginia, and the District of Columbia (together, the “Plaintiff States”) challenging the proposed merger between AMR and US Airways under federal antitrust law (the “DOJ and State AG Action”). AMR and US Airways also announced that they had entered into an Agreement regarding Merger between US Airways Group, Inc. and AMR Corporation (the “DOT Agreement”) with the U.S. Department of Transportation (the “DOT”) related to small community service from Washington Reagan National Airport (“DCA”).

In connection with the settlement of the DOJ and State AG Action, US Airways and AMR entered into an Asset Preservation Order and Stipulation (the “Asset Preservation Order”) by and among US Airways, AMR, the United States of America, the DOJ and the Plaintiff States pursuant to which the parties to the Asset Preservation Order filed with the Court (i) a Proposed Final Judgment (the “Proposed Final Judgment”); (ii) a Joint Stipulation of the Plaintiff States and Defendants Requesting Entry of Supplemental Stipulated Order (the “Joint Stipulation”) by and among US Airways, AMR and the Plaintiff States; and (iii) a Supplemental Stipulated Order (the “Supplemental Stipulated Order”) by and among US Airways, AMR and the Plaintiff States, each dated as of November 12, 2013 (collectively, the “Settlement Documents”). Together, the Settlement Documents resolve all claims and disputes among the parties asserted in the DOJ and State AG Action. Pursuant to the Settlement Documents, US Airways and AMR agreed to divest certain rights and assets (the “Divestiture Assets”) consisting of 52 slot pairs at DCA, 17 slot pairs at New York LaGuardia Airport, and associated gates and related ground facilities necessary to operate those slot pairs, and two gates each at Boston Logan International Airport, Chicago O’Hare International Airport, Dallas Love Field, Los Angeles International Airport and Miami International Airport. US Airways and AMR also agreed to take all steps necessary to ensure that their respective Divestiture Assets are maintained until the divestitures required by the Settlement Documents have been accomplished. In addition, US Airways and AMR committed the combined company to, for specified periods of time and subject to certain conditions, (i) maintain in a manner generally consistent with historical operations its hubs at Charlotte Douglas International Airport, John F. Kennedy International Airport, Los Angeles International Airport, Miami International Airport, Chicago O’Hare International Airport, Philadelphia International Airport and Phoenix Sky Harbor International Airport and (ii) provide daily scheduled service from one or more hubs to certain airports that had such service at the time the DOJ and State AG Action was commenced. Pursuant to the DOT Agreement, US Airways and AMR committed the combined company to utilize DCA commuter slots held by the combined company for service from DCA to small, medium and non-hub airports (as defined in the DOT Agreement) at certain levels set forth in the DOT Agreement, for a period of five years.

The foregoing descriptions of the Settlement Documents and the DOT Agreement are qualified in their entirety by reference to such documents, which are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

10.1	Proposed Final Judgment.

10.2	Asset Preservation Order.

10.3	Supplemental Stipulated Order.

10.4	Joint Stipulation.

10.5	DOT Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: November 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: November 13, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.1	Proposed Final Judgment.

10.2	Asset Preservation Order.

10.3	Supplemental Stipulated Order.

10.4	Joint Stipulation.

10.5	DOT Agreement.